UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section l3 and l5(d) of the

Securities Exchange Act of l934

February 10, 2005

Date of report (date of earliest event reported)

STANDARD PARKING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600, Chicago, Illinois  60611

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 10, 2005, the Registrant issued a press release announcing the release its fourth quarter and fiscal 2004 earnings and related conference call as well as the record date and date and time of its 2005 annual stockholders meeting.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

99.1                           Press Release, dated February 10, 2005, announcing date of the Registrant’s earnings release and related conference call and information regarding the 2005 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PARKING CORPORATION

Date: February 11, 2005	By:	/s/ DANIEL R. MEYER
Daniel R. Meyer, Senior Vice President

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release, dated February 10, 2005, announcing date of the Registrant’s earnings release and related conference call and information regarding the 2005 annual meeting of stockholders.